SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the registrant ☐

Filed by a party other than the registrant ☒

Check the appropriate box:

☐ Preliminary proxy statement.

☐ Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☐ Definitive proxy statement.

☒ Definitive additional materials.

☐ Soliciting material under Rule 14a-12.

POAGE BANKSHARES, INC.

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(Name of Registrant as Specified in its Charter)

STILWELL VALUE PARTNERS II, L.P.

STILWELL VALUE PARTNERS V, L.P.

STILWELL VALUE PARTNERS VII, L.P.

STILWELL ACTIVIST FUND, L.P.

STILWELL ACTIVIST INVESTMENTS, L.P.

STILWELL PARTNERS, L.P.

STILWELL VALUE LLC

JOSEPH STILWELL

STEPHEN S. BURCHETT

MARSHALL L. STEEN

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(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

The Stilwell Group

111 Broadway, 12th Floor

New York, NY 10006

(212) 269-1551

INFO@STILWELLGROUP.COM

April 14, 2014

Dear Fellow Poage Owner,

Over several decades, I’ve invested in many hundreds of community banks. In my estimation, Poage’s recent purchase of Town Square was a success—but only for the shareholders of Town Square.

PBSK was the better bank, I believe. If our board had sold our Bank at merely the same valuation as they were willing to pay for Town, we would have received in excess of $18 per share. I believe PBSK could have fetched in excess of $20 per share had the board not bought Town.

Experienced bank investors know that mergers need to be done intelligently. To protect tangible book value for an acquiring bank, its shares should be trading at a higher valuation than the bank to be acquired. Given PBSK’s capital position, our bank could easily have been trading above book value with the right capital management plan and a little patience.

If our directors proceeded that way, we wouldn’t be facing the impairment of PBSK’s tangible book value from the Town Square acquisition and the more than 3 year period to earn that back.

To my understanding, what our board did was either a ‘bush-league’ mistake made by an impatient and inexperienced group of men or an arrogant mistake made by an insular group of men. (It’s noteworthy that our directors chose not to provide Poage owners a chance to vote on the deal.)

Either way, it’s time to add a qualified outsider who will fight for the shareholders’ best interests. Please vote the GREEN proxy card for Stephen Burchett.

Sincerely,

Joseph Stilwell

▼ DETACH PROXY CARD HERE ▼

PROXY

THIS PROXY IS SOLICITED BY THE STILWELL GROUP IN OPPOSITION TO

THE BOARD OF DIRECTORS OF POAGE BANKSHARES, INC.

FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

THIS SOLICITATION IS NOT BEING MADE BY THE BOARD OF DIRECTORS OF POAGE BANKSHARES, INC.

The undersigned hereby appoints Ms. E.J. Borrack, Mr. Charles W. Garske, Ms. Megan Parisi, and Mr. Bruce Goldfarb, and each of them, attorneys and agents with full power of substitution, as Proxy for the undersigned, to vote all shares of common stock, par value $0.01 per share, of Poage Bankshares, Inc. (“Poage Bankshares” or the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at The Park Place, located at 1701 Central Avenue, Ashland, Kentucky 41101, on May 20, 2014, at 10:00 a.m., Eastern Daylight Time, or any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

This proxy, when properly executed will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise specified, this proxy will be voted “FOR” the election of the Stilwell Group's Nominee as a director as noted on the reverse, “AGAINST” the Company's non-binding proposal to approve its executive compensation, and “FOR” the ratification of the appointment of Crowe Horwath LLP as the Company's independent registered public accounting firm for 2014. This proxy revokes all prior proxies given by the undersigned.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 20, 2014. The Stilwell Group's Proxy Statement and form of GREEN proxy card are available at www.OkapiVote.com/Poage.

For registered shares, your proxy must be received by 11:59 P.M. Eastern Daylight Time on May 19, 2014.

IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.

▼ DETACH PROXY CARD HERE ▼

The Stilwell Group recommends that you vote “FOR” the election of the Stilwell Group's Nominee, Stephen S. Burchett, as a director, “AGAINST” the Company's non-binding proposal to approve its executive compensation, and “FOR” the ratification of the appointment of Crowe Horwath, LLP as the Company's independent registered public accounting firm for 2014.

1.	ELECTION OF DIRECTORS – To elect Mr. Stephen S. Burchett

☐ FOR	☐ WITHHOLD

The Stilwell Group intends to use this proxy to vote for the person who has been nominated by the Company for election as a director, other than the Company nominee noted below. There is no assurance that the candidate nominated by the Company will serve as a director if the Stilwell Group's Nominee is elected. You should refer to the Company's proxy statement and form of proxy distributed by the Company for the name, background, qualifications and other information concerning the Company's nominees. The Stilwell Group is NOT seeking authority to vote for and will NOT exercise any authority for Stuart N. Moore.

Note: If you do not wish for your shares to be voted “FOR” a person who has been nominated by the Company for election as a director, other than Stuart N. Moore, write the name of the Company nominee in the following space:

2.	ADVISORY VOTE TO APPROVE EXECUTVE COMPENSATION.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	RATIFICATION OF THE APPOINTMENT OF CROWE HORWATH LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR POAGE BANKSHARES, INC. FOR THE YEAR ENDING DECEMBER 31, 2014.

☐ FOR	☐ AGAINST	☐ ABSTAIN

In his or her discretion, each Proxy is authorized to vote upon such other business that may properly come before the Annual Meeting and any and all adjournments or postponements thereof, as provided in the Proxy Statement provided herewith.

Please sign exactly as your name(s) appear on the proxy card(s) previously sent to you. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President or other duly authorized officer. If a partnership, please sign in partnership name by authorized person. This proxy card votes all shares held in all capacities.

 PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.

Dated:	Signature
Title:

Dated:	Signature (if held jointly)
Title:

Electronic Voting Instructions

You can vote by Internet or telephone!

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Daylight Time, on May 19, 2014.

Vote by Internet

-Log on to the Internet and go to www.okapivote.com/pbsk

-Follow the steps outlined on the secured website.

Vote by telephone

-Call toll free 1-866-935-6627 within the USA, US territories & Canada any time on a touch tone telephone.

There is NO CHARGE to you for the call.

THE STILWELL GROUP

ADDITIONAL INFORMATION

REGARDING POAGE BANKSHARES, INC.

ANNUAL MEETING OF STOCKHOLDERS

The Stilwell Group is seeking proxies to vote at the Annual Meeting of Stockholders of Poage Bankshares, Inc. (the "Company"), in connection with our bid to elect Stephen S. Burchett to the Company's Board of Directors at the 2014 Annual Meeting of Stockholders scheduled to be held on May 20, 2014, at 10:00 a.m., Eastern Daylight Time, at The Park Place, 1701 Central Avenue, Ashland, Kentucky.

When we mailed our definitive proxy materials last week, the Company had not yet disclosed the mailing date for its proxy materials. As a result, until now, we could not advise you of the deadline for submission of a stockholder proposal for inclusion in the Company's proxy materials for next year’s annual meeting of stockholders, as required by SEC rule. According to the Company's proxy materials dated April 11, 2014, a stockholder proposal must be received at the Company's executive office, 1500 Carter Avenue, Ashland, Kentucky 41101, no later than December 11, 2014, to be included in the Company's proxy materials for the 2015 annual meeting.

If you have any questions or need assistance in voting your shares at the Annual Meeting, please call the Stilwell Group:

The Stilwell Group

Attn: Ms. Megan Parisi

111 Broadway, 12th Floor

New York, NY 10006

212-269-1551

info@stilwellgroup.com

Also, please feel free to call our proxy solicitor:

Okapi Partners LLC

Attn: Charles W. Garske

437 Madison Avenue, 28th Floor

New York, NY 10022

Call Toll-Free: 877-566-1922

To Participants in the Poage Bankshares, Inc. ESOP:

Please note that under erisa rules and regulations all individual votes received by us are confidential and will not be disclosed to the company or any other party.

Mediant Communications llc

Tabulator

Clientid Eventid Mediantcontrolnumber

The Stilwell Group
GREEN ESOP Vote Authorization Form
Home Federal Savings and Loan Association ESOP

Please make your marks like this: [X] Use dark black pencil or pen only.

STILWELL RECOMMENDS A VOTE FOR THE DIRECTOR NOMINEE, AGAINST PROPOSAL 2 AND FOR PROPOSAL 3.

PROPOSAL	YOUR VOTE			Stilwell Recommends
	FOR	WITHHOLD		
1. ELECTION OF DIRECTORS:				
01 Mr. Stephen S. Burchett	☐	☐		FOR
	FOR	AGAINST	ABSTAIN	
2. The advisory (non-binding) approval of the Company's executive compensation as described in the Proxy Statement ("say on pay").	☐	☐	☐	AGAINST
	FOR	AGAINST	ABSTAIN	
3. The ratification of the appointment of Crowe Horwath LLP as the Company's independent registered public accounting firm for the year ending December 31, 2014.	☐	☐	☐	FOR

____

Authorized Signatures - Must be completed for your instructions to be executed.

Signature ______________ PleaseDateAbove ________

Signature ______________ PleaseDateAbove ________

↑ Please separate carefully at the perforation and return just this portion in the envelope provided. ↑

The Stilwell Group
GREEN ESOP Vote Authorization Form
Home Federal Savings and Loan Association ESOP
Annual Meeting of Stockholders to be held Tuesday, May 20, 2014 10:00 AM, Local Time
The Park Place, 1701 Central Avenue, Ashland, Kentucky 41101
Voting for ESOP Participants as of April 4, 2014

INTERNET

Go To:
www.proxypush.com/pbsk2

- Cast your vote online.
- View meeting documents.

OR

TELEPHONE

CALL 1-855-745-7620

- Use any touch-tone telephone.
- Have your **Vote Authorization Form** ready.
- Follow the simple recorded instructions.

OR

MAIL

- Mark, sign and date your Vote Authorization Form.
- Detach your Vote Authorization Form.
- Return your Vote Authorization Form in the postage-paid envelope provided.

All instructions must be received by 5:00 PM Local Time, on Friday, May 14, 2014.

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PROXY TABULATOR FOR
POAGE BANKSHARES, INC.
P.O. BOX 8016
CARY, NC 27512-9903

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Copyright © 2013 Mediant Communications LLC. All Rights Reserved

PROXY TABULATOR FOR
POAGE BANKSHARES, INC.
P.O. BOX 8016
CARY, NC 27512-9903